                                                                      Exhibit 24

                                POWER OF ATTORNEY
                   =========================================


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints JOSEPH M. O'DONNELL, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, with full power to act without the other, as his/her true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute any amendment to the Trust's registration statement with the Securities Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; to file for exemptive orders or to qualify or register all or part of the securities of FAIRPORT FUNDS (the "Funds") for sale in various states; to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 23rd day of April, 1996.


         ----------------------------
         THOMAS V. CHEMA,
         Trustee


                                 ACKNOWLEDGMENT
                                 --------------


State of Ohio                                   )
                                                ) ss:
County of                                       )
         ---------------------------------------

The foregoing instrument was acknowledged before me this 23rd day of April, 1996, by THOMAS V. CHEMA, Trustee of FAIRPORT FUNDS.


------------------------------
Notary Public

                                POWER OF ATTORNEY
                   =========================================


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints JOSEPH M. O'DONNELL, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, with full power to act without the other, as his/her true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute any amendment to the Trust's registration statement with the Securities Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; to file for exemptive orders or to qualify or register all or part of the securities of FAIRPORT FUNDS (the "Funds") for sale in various states; to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 23rd day of April, 1996.


         ------------------------------
         DAVID H. GUNNING,
         Trustee


                                 ACKNOWLEDGMENT
                                 --------------


State of Ohio                                   )
                                                ) ss:
County of                                       )
         ---------------------------------------

The foregoing instrument was acknowledged before me this 23rd day of April, 1996, by DAVID H. GUNNING, Trustee of FAIRPORT FUNDS.


-------------------------
Notary Public

                                POWER OF ATTORNEY
                   =========================================


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints JOSEPH M. O'DONNELL, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, with full power to act without the other, as his/her true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute any amendment to the Trust's registration statement with the Securities Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; to file for exemptive orders or to qualify or register all or part of the securities of FAIRPORT FUNDS (the "Funds") for sale in various states; to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 23rd day of April, 1996.


         --------------------------
         IVAN J. WINFIELD,
         Trustee


                                 ACKNOWLEDGMENT
                                 --------------


State of Ohio                                   )
                                                ) ss:
County of                                       )
         ---------------------------------------

The foregoing instrument was acknowledged before me this 23rd day of April, 1996, by IVAN J. WINFIELD, Trustee of FAIRPORT FUNDS.


-----------------------------
Notary Public